UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2006

Constellation Brands, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 17, 2006, Barton Beers, Ltd., a Maryland corporation (“Barton”), an indirect wholly-owned subsidiary of Constellation Brands, Inc., a Delaware corporation (“Constellation”), entered into an agreement to establish a joint venture (the “Joint Venture Agreement”) with Diblo, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico (“Diblo”) that is a joint venture owned 76.75% by Grupo Modelo, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico (“Modelo”), and 23.25% by Anheuser-Busch, Inc., a Delaware corporation, pursuant to which Modelo’s Mexican beer portfolio (the “Modelo Brands”) will be sold and imported in the 50 states of the United States of America, the District of Columbia and Guam (the “Territory”). Subject to the consent of the brands’ owners, the joint venture may also sell Tsingtao and St. Pauli Girl brands. The transactions contemplated in the Joint Venture Agreement are expected to be consummated on or after January 2, 2007.

The Joint Venture Agreement provides that Barton will establish a wholly-owned subsidiary, to be formed as a Delaware limited liability company (“LLC”) and to be governed by a limited liability company agreement (the “LLC Agreement”). The Joint Venture Agreement provides also that, on the later of January 2, 2007 or the tenth business day after all of the closing conditions have been satisfied or waived (the “Closing Date”), Barton will, pursuant to a Barton Contribution Agreement, dated July 17, 2006 (the “Barton Contribution Agreement”), among Barton, Diblo and LLC, transfer to LLC substantially all of its assets (the “Barton Contributed Assets”) relating to importing, marketing and selling beer under the Corona Extra, Corona Light, Coronita, Modelo Especial, Negra Modelo, Pacifico, St. Pauli Girl and Tsingtao brands and the liabilities associated therewith. Additionally, the Joint Venture Agreement provides that, on the Closing Date, following Barton’s contribution as contemplated in the Barton Contribution Agreement, a subsidiary of Diblo (the “Modelo Party”) will, in exchange for a 50% membership interest in the LLC issued to the Modelo Party, contribute cash in an amount equal to the dollar amount of the assets net of the liabilities set forth on a balance sheet of Barton as of the Closing Date, subject to specified adjustments, and LLC and Extrade S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico (“Extrade”), an affiliate of Modelo, will enter into an Importer Agreement (the “Importer Agreement”), pursuant to which Extrade will grant to LLC the exclusive right to sell the Modelo Brands in the Territory. As a result of these transactions, Barton and Diblo will each have, directly or indirectly, equal interests in LLC and each of Barton and Diblo will appoint an equal number of directors to the Board of Directors of LLC. Barton and Extrade are parties to an importer agreement pursuant to which Barton has the right to import and sell Modelo Brands primarily west of the Mississippi River, which will be superseded by the transactions contemplated by the JV Agreement.

The Joint Venture Agreement obligates each of Barton and Diblo to use commercially reasonable efforts to cooperate to obtain a credit facility for LLC, provided that none of the parties to the joint venture will have any obligation to guarantee or otherwise provide credit support for LLC’s obligations under such credit facility. Pursuant to the Joint Venture Agreement, Diblo has guaranteed to Barton and LLC the performance by Extrade of its covenants, agreements, obligations, liabilities, representations and warranties under or pursuant to the Importer Agreement and of the Modelo Party under the documents related to the LLC Agreement to which it is a party and any damages incurred by Barton or LLC as a consequence of Extrade not executing the Importer Agreement at the closing of the transactions contemplated by the Joint Venture Agreement (the “Closing”). In connection with the execution of the Joint Venture Agreement, Constellation delivered a guarantee (the “Guarantee”) pursuant to which it guarantees the performance by Barton of its covenants, agreements, obligations, liabilities, representations and warranties under or pursuant to the Joint Venture Agreement and the LLC Agreement, and by Barton Incorporated, a Delaware corporation (“BI”), and a wholly owned subsidiary of Constellation, of its covenants, agreements, obligations, liabilities, representations and warranties under or pursuant to the Administrative Services Agreement between BI and LLC (the “Administrative Services Agreement”).

The Joint Venture Agreement contains representations, warranties and covenants relating to the establishment of the joint venture. The representations, warranties and covenants contained in the Joint Venture Agreement are made by the parties solely for the benefit of each other and should not be relied upon by any other person. The Joint Venture Agreement provides specified termination rights for both parties prior to the Closing Date, as set forth in the Joint Venture Agreement, including a right under specified circumstances to terminate if the Closing has not occurred on or before December 31, 2007. The Joint Venture Agreement provides also that, if LLC ceases to do business because of any order, writ, injunction, judgment or decree of a governmental authority issued within the first three years following the Closing Date, LLC will be dissolved and wound-up in the manner set forth in the LLC Agreement, except as follows:

•	the importation rights of LLC, other than the West Coast Importation Rights (as defined in the Joint Venture Agreement) and the rights to import and sell Tsingtao and St. Pauli Girl, and, to the extent possible, all authorizations necessary to exercise such importation rights, will be distributed by LLC to the Modelo Party;

•	the West Coast Importation Rights and to the extent possible, all authorizations necessary to exercise such importation rights, will be returned by LLC to Barton on terms and conditions to be agreed upon by Diblo and Barton and if agreement cannot be made, then on the same terms and conditions as the existing importer agreement between Barton and Extrade immediately prior to the Closing;

•	the rights to import and sell Tsingtao and St. Pauli Girl, including all agreements relating thereto, and, to the extent possible, all authorizations necessary to exercise such importation rights, will be returned by LLC to Barton; and

•	LLC will distribute its remaining assets, 50% to each of Barton and the Modelo Party.

The Joint Venture Agreement provides that, if LLC ceases to do business because of any order, writ, injunction, judgment or decree of a governmental authority issued more than three years after the Closing Date, LLC will not be liquidated, rather:

•	if Modelo Party previously gave Barton notice, pursuant to the LLC Agreement, of its intent to purchase Barton’s membership interest in LLC in order to operate LLC as a Sole Venture or a Partial Sole Venture (each defined below), Modelo Party will purchase Barton’s membership interest for an amount equal to the Asset Value Purchase Price (defined below) plus the Barton Opportunity Cost (defined below) plus the Partial Restored Profits Purchase Price (defined below), if applicable; or

•	if Modelo Party previously gave Barton notice, pursuant to the LLC Agreement, of its intent to purchase Barton’s membership interest in LLC but to operate LLC other than as a Sole Venture or a Partial Sole Venture, Modelo Party will purchase Barton’s membership interest for an amount equal to the Restored Profits Purchase Price (defined below) plus the Barton Opportunity Cost; or

•	if Modelo Party had not previously given Barton notice of its intent to purchase Barton’s membership interest in LLC, then Modelo Party will be assumed to intend to operate LLC as a Sole Venture or, if Modelo Party delivers to Barton notice of its intent to operate LLC as a Partial Sole Venture, then it will be assumed to intend to operate LLC as a Partial Sole Venture, and Modelo Party will purchase the Barton membership interest for an amount equal to the Asset Value Purchase Price plus the Barton Opportunity Cost plus the Partial Restored Profits Purchase Price, if applicable.

As used in the Joint Venture Agreement and the LLC Agreement, the following terms have the meanings set forth below:

•	“Asset Value Purchase Price” means 50% of the excess of (i) the sum of the net working capital of LLC plus the book value of the property, plant and equipment of LLC, net of depreciation, of LLC over (ii) the interest bearing liabilities of LLC, in the case of (i) and (ii), as shown on the balance sheet of LLC as of the date of transfer of Barton’s membership interest in LLC.

•	“Barton Opportunity Cost” means an amount equal to (a) net income for the 12 month period ending on the last day of the calendar month preceding the date of transfer of Barton’s membership interest in LLC divided by two, multiplied by (b) the number of years (including fractions thereof) remaining in the Initial Term or the then-current Renewal Term (each as defined in the LLC Agreement), as the case may be.

•	“Excluded Territory” means a portion or portions of the Territory that, in the aggregate, account for 15% or less of gross sales less returns and non-promotional allowances and excise taxes (“Adjusted Gross Sales”) of the Modelo Brands by LLC during the 12 month period ending on the last day of the calendar month preceding the date on which Barton’s membership interest in LLC is transferred to the Modelo Party.

•	“Partial Restored Profits Purchase Price” means an amount equal to the Restored Profits Purchase Price multiplied by a fraction, the numerator of which is equal to Adjusted Gross Sales from sales of Modelo Brands by LLC into the Excluded Territory during the 12 month period ending on the last day of the calendar month preceding the date of the transfer of Barton’s membership interest in LLC to the Modelo Party, and the denominator of which is equal to the Adjusted Gross Sales of LLC from sales of Modelo Brands by LLC into the Territory during the 12 month period ending on the last day of the calendar month preceding the date of transfer of Barton’s membership interest in LLC to the Modelo Party.

•	“Partial Sole Venture” means the operation and ownership of LLC, LLC’s business and LLC’s assets as a Sole Venture, as modified by one of either (a) or (b) below, due to the inability of the Modelo Party to so operate or own LLC, LLC’s business and LLC’s assets as a Sole Venture as a result of the application of any law in the Excluded Territory (other than as described in Section 12.10(c)(ii) of the LLC Agreement): (a) the Modelo Party ceases the importation and sale of beer into an Excluded Territory; or (b) the Modelo Party sends notice to Barton that it intends to continue the importation and sale of beer into an Excluded Territory in a manner other than as a Sole Venture and into the remainder of the Territory as a Sole Venture, in which case Barton may elect, in its sole and absolute discretion, to (i) assist the Modelo Party with the importation and sale of beer into the Excluded Territory on the same terms and conditions as the parties were servicing the Excluded Territory prior to the transfer of Barton’s membership interest in LLC to the Modelo Party, or (ii) permit the Modelo Party to import and sell beer into the Excluded Territory with the assistance of a person or entity other than Barton in which case the Modelo Party shall pay to Barton an amount equal to the Partial Restored Profits Purchase Price in addition to, where applicable, the Asset Value Purchase Price and, where applicable, the Barton Opportunity Cost.

•	“Restored Profits Purchase Price” means the excess of (x) 50% of the excess of (a) eight multiplied by earnings before interest and taxes of LLC for the 12 month period ending on the last day of the calendar month preceding the date of transfer of Barton’s membership interest in LLC, over (b) the interest bearing liabilities of LLC as of such date less (y) the amount of any Partial Restored Profits Purchase Price previously paid to Barton.

•	“Sole Venture” means the operation and ownership of LLC, LLC’s business and LLC’s assets by Modelo, Diblo and/or any person or entity that is wholly owned (except for qualifying shares representing a de minimis portion of the total voting power of such person or entity) by Modelo or Diblo (a “Modelo Corporate Family Member”) (i) as the sole member of LLC or through a Modelo Corporate Family member other than LLC, and (ii) without any other person or entity having any interest in, or right to acquire any interest, the equity of LLC, directly or indirectly or otherwise. A Sole Venture will not exist if Anheuser-Busch Companies, Inc. or certain affiliated entities, own, directly or indirectly, more than 50% of the voting rights interest or equity or economic interests in Modelo, or more than 50% of the voting rights interest in Diblo.

The Joint Venture Agreement provides further that, if the Modelo Party pays Barton the Asset Value Purchase Price rather than the Restored Profits Purchase Price, then the Modelo Party will be required to continue to operate LLC as a Sole Venture or a Partial Sole Venture for two years after the transfer of the Barton membership interest to the Modelo Party. If at anytime during that period, the Modelo Party commences to own or operate LLC, its business or its assets in a manner other than as a Sole Venture or a Partial Sole Venture, then on the date the Modelo Party ceases to operate LLC as a Sole Venture or a Partial Sole Venture, Diblo will or will cause the Modelo Party to pay Barton, or its successors or assigns, in cash, an amount, together with interest thereon, equal to (y) the Restored Profits Purchase Price determined on the date of closing of the transfer of the Barton membership interest from Barton to the Modelo Party minus (z) the Asset Value Purchase Price previously paid to Barton.

The Joint Venture Agreement contemplates that Barton will cause LLC to be formed and, at the Closing, Modelo Party will join Barton as a member of LLC. The LLC Agreement will expressly prohibit each of Barton and the Modelo Party and each of their respective affiliates (including Constellation), as long as it is a member of LLC (a “Member”), from, directly or indirectly, owning, managing, operating or controlling, or participating in the ownership, management, operation or control of, or being connected as a manager, director, officer, employer, employee, partner, member, consultant, independent contractor or otherwise with, or permitting its name to be used by or in connection with, any profit or non-profit business or organization that imports or distributes beer to or in the Territory (excluding retail sales of beer) (a “Competing Business”); provided that a Member and each of its affiliates may acquire or hold an interest of less than 5% of the outstanding equity securities of any beer importation or distribution business in the Territory whose equity securities are publicly traded, or may make and maintain an investment in any entity if the assets used by such entity in the activity of importing or distributing beer constitute less than 5% of the value of the assets of such entity. Moreover, the LLC Agreement will provide also that, if a Member brings LLC an opportunity to participate in a Competing Business, and LLC’s non-interested directors decline to pursue such opportunity, the Member or its affiliates may pursue that opportunity on terms and conditions identical to those that the Member presented to LLC. The LLC Agreement will not restrict the Member and its affiliates from engaging in or having an interest in the production, sale or distribution of any alcoholic beverage that is not malt-based, an ale, a porter or a stout.

The LLC Agreement will provide that, at any time more than 36 months prior to the expiration of any 10-year term, the first of which is expected to expire on December 31, 2016, Modelo Party may notify (such notice, a “Notice of Call”) Barton that Modelo Party will purchase from Barton all of Barton’s membership interest in LLC (i) if Modelo Party operates LLC as a Sole Venture or a Partial Sole Venture at a price equal to the Asset Value Purchase Price plus the Partial Restored Profits Purchase Price, if applicable, or (ii) if Modelo Party does not operate LLC as a Sole Venture or a Partial Sole Venture, at the Restored Profits Purchase Price. If, in the Notice of Call, Modelo Party states that it will operate LLC as a Sole Venture or Partial Sole Venture, and then, at anytime during the two years after Modelo Party’s purchase from Barton of all of Barton’s membership interest in LLC, Modelo Party no longer owns or operates LLC as a Sole Venture or a Partial Sole Venture, Modelo Party will be obligated to pay to Barton an amount, together with interest thereon, equal to the Restored Profits Purchase Price, determined on the date of the closing of the transfer of Barton’s membership interest in LLC, minus the Asset Value Purchase Price previously paid to Barton. Any such purchase will close on the first business day after completion of the 10-year term in which the Notice of Call was delivered.

Pursuant to the LLC Agreement, Barton will have the right, after notice and a cure period, to require the Modelo Party to purchase Barton’s membership interest in LLC in the event of a willful breach by Extrade of the supply obligations or exclusivity provisions of the Importer Agreement to such a degree as to cause a material adverse effect on LLC, at a purchase price equal to the Restored Profits Purchase Price plus the Barton Opportunity Cost. Barton may not exercise this right if it pursues its other remedies for such breach of the Importer Agreement.

Pursuant to the LLC Agreement, subject to certain exceptions, if (a) a company or individual with substantial beer brewing operations and beer brands with a significant presence in the United States acquires, directly or indirectly, all of the voting power of all classes of Barton’s stock, (b) if any person or group with substantial beer brewing operations and beer brands with a significant presence in the United States becomes the beneficial owner, directly or indirectly, of more than 50% of the voting power of the total outstanding voting stock of Barton, or (c) if any person or group with substantial beer brewing operations and beer brands with a significant presence in the United States becomes the beneficial owner, directly or indirectly, of more than 50% of the voting power of the total outstanding voting stock of Constellation, Modelo Party will have the right to purchase Barton’s membership interest in LLC for a purchase price equal to the Asset Value Purchase Price plus the Barton Opportunity Cost plus the Partial Restored Profits Purchase Price, if any. If Modelo Party states that it will operate LLC as a Sole Venture and pays Barton the Asset Value Purchase Price upon the transfer of Barton’s membership interest in LLC, then Modelo Party will operate LLC as a Sole Venture or Partial Sole Venture for two years. If at any time during such two year period Modelo Party ceases to own or operate LLC as a Sole Venture or Partial Sole Venture, Modelo Party will pay to Barton, or its assigns, an amount, together with interest thereon, equal to the Restored Profits Purchase Price, determined on the date of closing of the transfer of Barton’s membership interest in LLC, minus the Asset Value Purchase Price previously paid to Barton.

The Joint Venture Agreement contemplates that LLC and Extrade will enter into the Importer Agreement pursuant to which Extrade will grant to LLC the exclusive right to sell in the Territory, including for resale, the Modelo Brands as well as any new products introduced by Modelo in the Territory, and will further grant to LLC an exclusive royalty-free sub-license to use the trademarks relating to the Modelo Brands in connection with the import and sale of the Modelo Brands. Under the Joint Venture Agreement, Diblo has guaranteed performance by Extrade of its obligations under the Importer Agreement. The Importer Agreement will set forth an immediate increase in the price of the products sold to LLC of $0.25 per case, which is intended to not be reflected in an automatic corresponding price increase charged to LLC customers, designed to reflect the relative values of the West Coast Importation Rights and the importation rights for the rest of the United States. The Importer Agreement will also provide for subsequent price increases. In the event LLC charges any customer an amount that is higher than an agreed-upon base price, it will pay Extrade 53% of the differential, excluding certain pass-through revenues. The Importer Agreement is expected to provide that it will remain in effect until such time as the Modelo Party purchases Barton’s membership interest in LLC.

Pursuant to the Joint Venture Agreement, on the Closing Date, BI and LLC will enter into the Administrative Services Agreement, under which BI will provide to LLC specified administrative services reasonably requested by LLC from time to time.

The closing of the transactions contemplated by the Joint Venture Agreement is subject to certain closing conditions including the receipt of necessary regulatory approvals.

The above descriptions of the Joint Venture Agreement, and the agreements attached thereto as exhibits, including the form of the LLC Agreement, the form of the Barton Contribution Agreement, the form of the Importer Agreement, the form of the Administrative Services Agreement and the form of the Guarantee, and of the Barton Contribution Agreement are qualified in their entirety by the terms of the Joint Venture Agreement (and such forms of agreements attached thereto as exhibits) and of the Barton Contribution Agreement which are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 17, 2006, Constellation issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the formation of the joint venture. Reference is made also to the matters described in Item 1.01 above.

References to Constellation’s website in the press release attached as Exhibit 99.1 do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information in the press release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Not applicable.

(b)	Pro forma financial information

Not applicable.

(c)	Shell company transactions

Not applicable.

(d)	Exhibits

The following exhibits are furnished or filed as part of this Form 8-K:

Exhibit No.	Description
2.1	Agreement to Establish a Joint Venture, dated July 17, 2006, by and between Barton Beers, Ltd. and Diblo, S.A. de C.V.*

2.2	Barton Contribution Agreement, dated July 17, 2006, among Barton Beers, Ltd., Diblo, S.A. de C.V., and Company (a Delaware limited liability company to be formed).

99.1	Press Release dated July 17, 2006.

*	This Exhibit has been filed separately with the Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been omitted and are marked by an asterisk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2006	CONSTELLATION BRANDS, INC.

	By:	/s/ Thomas S. Summer
	Name:	Thomas S. Summer
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

(2.1)	Agreement to Establish a Joint Venture, dated July 17, 2006, by and between Barton Beers, Ltd. and Diblo, S.A. de C.V.*

(2.2)	Barton Contribution Agreement, dated July 17, 2006, among Barton Beers, Ltd., Diblo, S.A. de C.V., and Company (a Delaware limited liability company to be formed).

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release dated July 17, 2006.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

*	This Exhibit has been filed separately with the Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been omitted and are marked by an asterisk.